John Hancock ESG Large Cap Core Fund

Summary prospectus 3/1/18	ESG

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 800-225-5291 (Class A and Class C) or 888-972-8696 (Class I and Class R6) or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 3/1/18, and most recent financial highlights information included in the shareholder report, dated 10/31/17, are incorporated by reference into this summary prospectus.

TICKERS

A: JHJAX	C: JHJCX	I: JHJIX	R6: JHJRX

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the prospectus - Intermediary sales charge waivers). More information about these and other discounts is available from your financial representative and on pages 16 to 18 of this prospectus under "Sales charge reductions and waivers" or pages 153 to 157 of the fund's Statement of Additional Information under "Sales Charges on Class A, Class B, and Class C Shares."

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	0.75	0.75	0.75	0.75
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.00
Other expenses	1.23	1.23	1.22	1.12
Total annual fund operating expenses	2.23	2.98	1.97	1.87
Contractual expense reimbursement[1]	–1.05	–1.05	–1.05	–1.05
Total annual fund operating expenses after expense reimbursements	1.18	1.93	0.92	0.82

1 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.81% of average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2019, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock ESG Large Cap Core Fund

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	614	296	196	94	84
3 years	1,066	823	823	516	486
5 years	1,544	1,475	1,475	965	913
10 years	2,858	3,225	3,225	2,211	2,105

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies or sectors that meet the manager's sustainability criteria. The fund considers large-capitalization companies to be those companies in the capitalization range of the S&P 500 Index, which was approximately $2.67 billion to $868.88 billion as of December 31, 2017. Equity securities include common and preferred stocks and their equivalents. The manager seeks companies meeting its sustainability criteria with high quality characteristics including strong environmental, social, and governance ("ESG") records.

The manager employs a bottom-up financial analysis that includes a review of ESG issues and how they may impact stock valuation or performance. ESG factors reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, and supply chain and human rights policies. Companies that meet the manager's ESG requirements or sustainability criteria typically have strong sustainability data and policy reporting, for example publishing a comprehensive corporate sustainability report. The fund may also invest up to 20% of its total assets in the equity securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The fund may focus its investments in a particular sector or sectors of the economy. The manager may sell stocks for several reasons, including when the stock no longer meets the manager's ESG or sustainability criteria, or when the stock declines in value and no longer reflects the manager's investment thesis. The fund will not invest in any companies with material exposure to agricultural biotechnology, coal mining, hard rock mining, nuclear power, tar sands, tobacco, or weapons/firearms. The fund also will not invest in any companies with major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, product safety, or workplace matters.

The manager employs active shareowner engagement to raise environmental, social, and governance issues with the management of select portfolio companies, and may file shareholder proposals on behalf of the fund. Through this effort, the manager seeks to encourage company managements toward greater transparency, accountability, disclosure, and commitment to ESG issues.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions.

John Hancock ESG Large Cap Core Fund

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer's Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock's value can depend heavily upon the underlying common stock's value.

Responsible investing risk.  Investing primarily in responsible investments carries the risk that the fund may underperform funds that do not utilize a responsible investment strategy.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Sustainability (ESG) policy risk. The fund's ESG policy could cause it to perform differently compared to similar funds that do not have such a policy.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A and Class C), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I and Class R6).

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Best quarter: Q4 '17, 5.03%
Worst quarter: Q3 '17, 2.93%

Average annual total returns (%)—as of 12/31/17	1 year	Since inception (06/06/16)
Class A (before tax)	10.45	10.29
after tax on distributions	10.19	10.00
after tax on distributions, with sale	6.14	7.88
Class C	14.39	13.15
Class I	16.49	14.30
Class R6	16.63	14.43
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83	19.04

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor Trillium Asset Management, LLC

John Hancock ESG Large Cap Core Fund

Portfolio management

Stephanie Leighton, CFA Partner and Co-Lead Portfolio Manager Managed the fund since 2016	Elizabeth Levy, CFA Senior Vice President and Co-Portfolio Manager Managed the fund since 2016	Cheryl Smith, Ph.D., CFA Managing Partner and Co-Lead Portfolio Manager Managed the fund since 2016

Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; certain eligible qualifying investment product platforms; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C); 888-972-8696 (Class I and Class R6).

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

© 2018 JOHN HANCOCK FUNDS, LLC JH4670SP 3/1/18 SEC file number: 811-00560